MAINSTAY INSTITUTIONAL FUNDS INC.

                           Institutional Class Shares
                       Institutional Service Class Shares

                       Supplement dated September 1, 1998
                       to the Prospectus dated May 1, 1998


Joseph Portera has assumed Shigemi Takagi's responsibilities as portfolio manager of the International Equity Fund (the "Fund"). Mr. Takagi is no longer with MacKay-Shields Financial Corporation, the investment sub-adviser to the Fund. Mr. Portera's biography appears on page 27 of the prospectus. Mr. Takagi's biography, which appears on page 22 of the prospectus, is hereby deleted.